EXHIBIT 99.2










July 28, 1999



Mr. Troy D. Cook
Chief Financial Officer
NPC International, Inc.
720 W. 20th St.
Pittsburg, KS 66762


Dear Mr. Cook:

This is to confirm that the client-auditor relationship between NPC International, Inc. (Commission File Number 0-13007) and
PricewaterhouseCoopers LLP has ceased.

Yours very truly,



PricewaterhouseCoopers LLP

cc:  Chief Accountant
     SECPS Letter File, Mail Stop 11-3
     Securities and Exchange Commission
     450 Fifth Street, N.W.
     Washington, D.C. 20549